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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 27, 1999 included in BMC Software, Inc.'s Form 10-K for the year ended March 31, 1999 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP


Houston, Texas
May 4, 2000